SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2005

HOLLY ENERGY PARTNERS, L.P.

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-32225 (Commission File Number)	20-0833098 (I.R.S. Employer Identification Number)

100 Crescent Court, Suite 1600 Dallas, Texas (Address of principal executive offices)		75201-6927 (Zip code)

Registrant’s telephone number, including area code: (214) 871-3555

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

     The following information is furnished pursuant to Item 7.01, “Regulation FD Disclosure.”

     Furnished as Exhibit 99.1 and incorporated herein by reference herein in its entirety is a copy of a press release issued by Holly Energy Partners, L.P. (the “Partnership”) on February 28, 2005, announcing that it has closed its previously announced acquisition of over 500 miles of light products pipelines, an associated tank farm and two light product terminals from Alon USA and certain of its affiliates for $120 million in cash and 937,500 HEP Class B Subordinated Units, as well as its related private offering of senior notes from which a portion of the proceeds were used to finance the acquisition.

     The Partnership is furnishing the information contained in this report, including the exhibit hereto, pursuant to Regulation FD promulgated by the Securities and Exchange Commission (“SEC”). This information shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (“Exchange Act”) or otherwise subject to the liabilities of that section, unless we specifically incorporate it by reference in a document filed under the Exchange Act or the Securities Act of 1933 (the “Securities Act”). By filing this report on Form 8-K and furnishing this information, the Partnership makes no admission as to the materiality of any information in this report, including any exhibits hereto, or that any such information includes material investor information that is not otherwise publicly available.

     The information contained in this report, including the information contained in the exhibit hereto, is intended to be considered in the context of our SEC filings and other public announcements that the Partnership may make, by press release or otherwise, from time to time. The Partnership disclaims any current intention to revise or update the information contained in this report, including the information furnished in the exhibits hereto, although the Partnership may do so from time to time as our management believes is warranted. Any such updating may be made through the furnishing or filing of other reports or documents with the SEC, through press releases or through other public disclosure.

     This report shall not constitute an offer to sell or the solicitation of an offer to buy the securities described herein. The securities offered have not been registered under the Securities Act of 1933 or any state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. The securities were offered only to qualified institutional buyers under Rule 144A and to persons outside the United States under Regulation S.

Item 9.01 Financial Statements and Exhibits.

     99.1       —       Press Release of the Partnership issued February 28, 2005.*

* Furnished pursuant to Regulation FD.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HOLLY ENERGY PARTNERS, L.P.

By:	HEP Logistics Holdings, L.P. its General Partner

By:	Holly Logistic Services, L.L.C. its General Partner

By:	/s/ Scott C. Surplus

Scott C. Surplus Vice President & Controller

Date: February 28, 2005

EXHIBIT INDEX

Exhibit Number		Exhibit Title

99.1	—	Press Release of the Partnership issued February 28, 2005.*

                         * Furnished pursuant to Regulation FD.